RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT NY-B OF RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                              PROSPECTUS SUPPLEMENT

                             DATED OCTOBER 29, 2004

                   TO YOUR CURRENT VARIABLE ANNUITY PROSPECTUS

This supplement amends certain information contained in the most recent variable annuity prospectus. Please read it carefully and keep it with your prospectus for future reference.

THE "INDUSTRY DEVELOPMENTS - TRADING" SECTION OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

INDUSTRY DEVELOPMENTS - TRADING

Like many financial services companies, the company and certain of its U.S. affiliates ("ING U.S.") have received formal and informal requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading of mutual fund shares which are available through its variable insurance products or are offered separately. ING U.S. has cooperated fully with each request.

INTERNAL REVIEW

In addition to responding to regulatory and governmental requests, management of ING U.S., on its own initiative, has conducted, through independent special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING U.S. insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties, ING U.S. investment professionals and other ING U.S. personnel. The internal review related to mutual fund trading is now substantially completed. Of the millions of customer relationships that ING U.S. maintains, the internal review identified several isolated arrangements through which third parties were allowed to engage in frequent trading of mutual funds within ING U.S. variable insurance and mutual fund products. The internal review also identified other circumstances where frequent trading occurred despite measures taken by ING U.S. which were intended to combat market timing. Each of these arrangements has been terminated and was fully disclosed to regulators. The results of the internal review were also reported to the independent trustees of ING Funds (U.S.).

More specifically, these arrangements included the following:

     o ING U.S. has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds (U.S.), entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

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     o    Aeltus Investment Management, Inc. (a predecessor entity to ING
          Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds (U.S.). One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

     o ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001, ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING U.S. were terminated and/or disciplined in connection with these matters.

     o In 1998, Golden American Life Insurance Company (currently known as ING USA Annuity and Life Insurance Company) entered into an arrangement permitting a broker-dealer to frequently trade up to certain specific limits in a fund available through one of its variable annuity products. No employee responsible for this arrangement remains at ING U.S.

Most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question. The ING U.S. companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

ING U.S. is committed to conducting its businesses with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, management of ING U.S. was disappointed that its voluntary internal review identified the situations described above. Viewed in the context of the breadth and magnitude of its business as a whole, management does not believe the ING U.S. companies had systemic ethical or compliance issues in these areas. Nonetheless, given management's refusal to tolerate any lapses, the steps noted below have been taken, and it continues to seek opportunities to further strengthen the internal controls of the ING U.S. businesses.

COMMITMENT TO CUSTOMERS

     o ING U.S. has agreed with the ING Funds (U.S.) to indemnify and hold harmless the ING Funds (U.S.) from all damages resulting from wrongful conduct by ING U.S. or its employees or from ING U.S.'s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING U.S. management believes that the total amount of any indemnification obligations will not be material to ING U.S. or its businesses.

     o ING U.S. updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

     o The ING Funds (U.S.), upon a recommendation from ING U.S., updated their respective Codes of Ethics applicable to investment professionals with ING U.S. entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds (U.S.) that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds (U.S.).

     o ING U.S. instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds (U.S.) sold to the public through financial intermediaries. ING U.S. does not make exceptions to these policies.

     o ING U.S. reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.


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REQUESTS FOR INFORMATION FROM NEW YORK ATTORNEY GENERAL

As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory focus, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.


































RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
ReliaStar Life Insurance Company of New York is a stock company domiciled in New York.

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